UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2004

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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

      Delaware                      0-15661                     36-0724340
   State of Other           Commission File Number           I.R.S. Employer
  Jurisdiction of                                         Identification Number
   Incorporation

             One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
         (Former name or former address, if changed since last report)

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ITEM 7.  Financial Statements and Exhibits

(c) The following exhibit is furnished with this document:

      Number   Exhibit
      ------   -------
      99.1     Press Release titled "AMCOL International Reports 32 Percent
               Increase in Second Quarter Diluted Earnings Per Share Over 2003
               Second Quarter" dated July. 19, 2004.

ITEM 9. Regulation FD Disclosure

      The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

      On July 19, 2004, the registrant issued a press release to report results for its second quarter ended June 30, 2004.

         That press release, dated July 19, 2004 and titled "AMCOL International Reports 32 Percent Increase in Second Quarter Diluted Earnings Per Share Over 2003 Second Quarter" is attached hereto as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMCOL INTERNATIONAL CORPORATION

Date: July 19, 2004                    By: /s/ Lawrence E. Washow
                                           -------------------------------------
                                           Lawrence E. Washow
                                           President and Chief Executive Officer